Investor Presentation
January 2006

Safe Harbor

Special Note: Statements made in this presentation, including, but not limited to, those relating to the private stem cell storage market’s capacity grow in excess of $1 billion per year, our ability to experience growth as awareness of the industry increases, the broadened applications of stem cell therapeutics, our pricing structure remaining exclusive, the barriers to enter into the industry, the government’s continued regulation of the industry, our assessment of our position in the market relative to our competitors, our projected financial performance and our anticipated future performance, are forward-looking statements which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We use words such as
"anticipate," "believe," "expect," "future," "intend," "plan," and similar expressions to identify forward-looking statements. Such forward-looking statements involve certain risks and uncertainties, without limitation, statements regarding the company's strategic direction, prospects and future results, our ability to increase income streams and to grow revenue and earnings.  Actual results could differ materially from those projected in the forward-looking statements as a result of a number of risks and uncertainties.  These statements are only predictions and are subject to certain risks, uncertainties and assumptions, which are identified and described in the Company's public filings with the Securities and Exchange Commission.
Statements made herein are as of the date of this document and should not be relied upon as of any subsequent date. The Company's past performance is not necessarily indicative of its future performance. The Company does not undertake, and the Company specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences, developments, events or circumstances after the date of such statement.

Cord Blood America, Inc.

Please take a moment to review our safe harbor statement

Agenda

Cord Blood America, Inc.

Executive Summary

Stem Cells

The Cord Blood Storage Market

Cord Blood America Overview

Large and Growing Market

Marketing Expertise

Pricing Advantage

Aggressive Growth Strategy

Strong Team

Executive Summary

Cord Blood America, Inc.

Large and Growing Market – The market for private cord blood preservation is estimated to be $125 million in the U.S. in 2004, penetrating 3.5 % of the approximately 4 million annual births, up from roughly 1.9% in 2003. The Company expects the market size to grow to in excess of $1 billion per year, as market awareness increases and the stem cell therapies broaden.

Marketing Expertise – Despite the complexity of the science supporting stem cell therapeutics, cord blood preservation is a consumer market. Families decide whether to store cord blood, and which company to select, based on the strength of providers’ marketing programs. Due to the management team’s deep experience in sales and marketing, Cord Partners excels in consumer marketing.

Pricing Advantage– Most competitors offer a limited pricing structure that requires families to pay up to $2000 in initial fees for cord blood storage services and an annual fee afterward. In addition to the traditional payment structure, Cord Partners has developed an innovative payment option that allows families to simply pay $269 per year, thus making it possible for nearly every family to afford the Company’s services.

Aggressive Growth Strategy – Cord Partners intends to become an industry leader through internal growth and acquisition. The Company plans to leverage its strength in consumer marketing through a network of consultants marketing to obstetricians across the U.S. This channel is effect in several key markets, and is being deployed strategically in other markets. In addition, Cord Partners plans to evaluate the industry for potential acquisition targets.

Strong Team – The management team is experienced and has worked together previously on other successful ventures.

Agenda

Cord Blood America, Inc.

Executive Summary

Stem Cells

The Cord Blood Storage Market

Cord Blood America Overview

Cord Blood AMERICA

Adult
Stem Cells
Specialized
Stem Cells
(Blood Stem Cells)
Red
Blood Cells
Further
Divisions
Create
Specialized
Blood Cells
Platelets
Other Committed
Stem Cells
White
Blood Cells

Free from Controversy

Stem cells are cells with no
identity

Umbilical Cord Blood Stem
cells can assume the identity
of other cells
(differentiation)

White Blood Cells

Platelets

3 types of Brain Cells

Skeletal Muscle Cells

Cardiac Muscle Cells

Liver Cells

Kidney Cells

Cord Blood America, Inc.

Life Giving Stem Cells

Adult Stem Cell Sources

Hematopoietic

Umbilical Cord Blood

Adult Peripheral Blood

Bone Marrow

Regenerative

Adipose Tissue

Neural

Applications

Acute Leukemias

Chronic Leukemias

Myelodysplastic Syndromes

Stem Cell Disorders

Myeloproliferative Disorders

Lymphoproliferative Disorders

Liposomal Storage Diseases

Histiocytic Disorders

Inherited Erythrocyte Abnormalities

Congenital (Inherited) Immune
System Disorders

Current Applications and Potential

Potential

Alzheimer's Disease (memory
enhancement)

Diabetes

Heart Disease

Liver Disease

Muscular Dystrophy

Parkinson's Disease

Spinal Cord Injury

          Stroke

Cord Blood America, Inc.

Success Stories

A patient unable to walk for
the past 19 years due to a
spinal cord injury started to
walk just three weeks after
isolated stem cells from
umbilical cord blood were
injected into the damaged
parts of her spinal cord

Transplant team was co-headed by Chuson
University professor Song Chang-hun,
Seoul National University professor Kang
Kyung-sun and Han Hoon, Ph.D, from
Seoul Cord Blood Bank.

Success Stories

March 2003

16 year old Dimitri Bonnville suffers a
massive heart attack after being shot in the
heart with a nail gun.  After looking at the
MRI it is apparent he needs a heart
transplant.

The doctors did offer an alternative:
Bonnville could become the first human to
receive experimental stem-cell therapy to
revive his damaged heart tissue.

Using a heart catheter, they transplanted the
stem cells into the artery that supplies blood
to the front of the heart.

He was discharged about a week later and
recuperated at home.

Dr. Steven Timmis, right, and cardiology fellow
Dr. Laxmi Mehta transfer the stem cells into
Dimitri’s heart.

Photo:  William Beaumont Hospital

Agenda

Cord Blood America, Inc.

Executive Summary

Stem Cells

The Cord Blood Storage
Market

Cord Blood America Overview

Market Potential

Cord Blood America, Inc.

*

Approximately 4 million births in the
United States

Current market penetration: less than
5.0%*

Awareness leads to sales:

70,000 estimated samples privately stored or 1.9% of
all pregnancies in 2003.

125,000 estimated private storages in 2004, or 3.3%

130,000 estimated private storages in 2005, or 3.4%

53,000 publicly donated their samples in 2003, same
holds approximately true for 2004, 2005 (1.5%)

*First Call Estimates based on  internal due diligence

Cord Blood Storage Market

Market ($M)
500
450
400
350
300
250
200
150
100
50
0
2002
2003
2004
2005 (est)
2006 (est)
2007 (est)

First sample was collected and
cryogenically frozen in 1988

In 2004, est.125,000 samples were
privately banked (est. 79% growth over
2003)

Market expected  to reach 225,000
stem cells collected in 2006.

21 private companies and 3 publicly
traded companies currently compete

The market is expected to exceed $1 billion by 2010

Sources: UBCEA, Pharmastem, Inc., Dr. Fran Verter, Parentsguidecordblood.com, Cord Blood America analysis

Umbilical Cord Blood Industry

Cord Blood America, Inc.

Cord Blood America, Inc.

“Doctors Find Adult Stem Cells from Umbilical Cord Blood
Offer Great Promise”
POSTED: March 8, 2005, by Mary Rettig, Agape Press
Christian news Service

“Cord Blood Banking Industry Flourishes...”

            Newsweek - Apr 12, 2004 10:45 PM

“States Dive into Stem Cell Debates…”

            USA Today, April 21, 2004

“Calif. Cities Compete to Attract Stem Cell Researchers”

            National Public Radio , March 16, 2005

“Some parents decide to save cord blood as a hedge against
'worst-case scenario’ ”

            Daily South Town, March 8, 2005, by Steve Metsch

Press Supports Market Interest

PharmaStem Inc. patent on technology, and obtaining a
license, has significantly increased the cost of entering the market

AABB, AATB, FACT, FDA, NY, NJ – Licensure is costly and
time consuming

Laboratory operations require significant capital and the
accreditation process is time consuming

The market is becoming more sophisticated and less willing
to accept new entries.

A presence in OB/GYN offices and hospitals is necessary to
capture market share – Requires Human Capital

Barriers to Entry

Cord Blood America, Inc.

Agenda

Cord Blood America, Inc.

Executive Summary

Stem Cells

The Cord Blood Storage Market

Cord Blood America Overview

Overview

Cord Blood America, Inc.

Cord Blood America’s subsidiary, Cord Partners
facilitates umbilical cord blood stem cell storage
services for expectant parents and their children

Our service bundles all aspects of this process:

Providing Medical Collection Kits

Providing Medical Courier Services

Testing, Processing and Storage with our contracted
laboratory

24/7 patient response and customer support

Licensed by all required entities

            Commitment:  Increase Shareholder Value

Keys to Success

Cord Blood America, Inc.

Licensed by PharmaStem, the patent holder to cord blood
collection

Partnered with an AABB certified lab with 35 successful
transplants on record (2nd most in industry).  Provides a
fixed COGS

Partnered with a respected medical courier for shipment

Full Service, dedicated sales and customer service staff

Competitively priced, but at the high end of the markets

Ability to monetize parent database with other products
and services

Keys to Success

Cord Blood America, Inc.

Annual Payment Option

$269 per year for 18 years

Industry changing payment option allows
nearly every American family to afford to
store cord blood.

Incremental growth opportunity

Expands the service offering beyond the
current demographic

Management

Matthew Schissler, CEO

Sandra Smith, CFO

Noah Anderson, CTO

Joseph Vicente, VP, Corporate Strategy

Board of Directors

Matthew Schissler, Chairman

Stephen Weir*

Joseph Vicente

Gayl Rogers Chrysler*

Management & Board

Cord Blood America, Inc.

*Independent Directors

Cord Partners

Private Cord Blood Banking

BodyCells

Adipose (Fat) Stem Cell Storage

Adult Peripheral Stem Cell Storage

Rainmakers

Consumer based, family oriented advertising

Family Marketing

Internet marketing of products and services geared toward
expectant and new parents

Organization

Cord Blood America, Inc.

Customer Acquisition vs. R&D

                    Allows flexibility to add new product lines
                    and channels

                    Remarketing to existing leads and customers

                    Unburdened by overhead

                    The “Best Buy” comparison

Market Position

Cord Blood America, Inc.

Business-to-Consumer: Cost-per-acquisition and cost
per lead models have been developed, with finely tuned
algorithms for each advertising medium into which we
have ventured. We have a fixed cost-per-acquisition
threshold for each advertising medium.

Business-to-Business: Engaged 1099 sales force in
multiple markets to contact OB/Gyn offices, hospitals,
birthing centers and other physicians to grow market
presence.

Mergers and Acquisition Constantly evaluating
targets in the cord blood and stem cell space as potential
acquisition targets.

Growth Strategy

Cord Blood America, Inc.

Significant Events

Cord Blood America, Inc.

Jun 2005

Completed $5,000,000 Capital Raise

Apr 2005

Acquired Family Marketing

Mar 2005

Entered into $5,000,000 Equity Line of Credit

Feb 2005

Acquired Rainmakers International

Oct 2004

Received effective registration

Mar 2004

Completed reverse merger

Jan 2003

Cord Blood founded and commenced operations

Key Facts

Accounting Firm

Fiscal Year

Full-time Employees

Market Cap (12/01/05)

Float        (12/1/05)

Shares Outstanding (12/01/05)

Stock Price (01/13/06) and 52-Week Range

Corporate Headquarters

Symbol

Rose, Snyder & Jacobs

December 31st

17

$8,267,398

13,701,757

39,368,565

$0.199 || $0.09 to $1.50

Los Angeles, CA

OTC BB:CBAI

Cord Blood America, Inc.

www.cordpartners.com and www.cordblood-america.com

Financials

Cord Blood America, Inc.

Key Drivers:

Strong organic growth driven by increased market awareness and market share gains

Opportunistic acquisitions

Shift in the customer acquisition mix

*Projected

($ thousands)

2003

2004

2005*

2006*

Revenue

$ 281

$ 1,504

$ 2,500

$ 7,706

COGS

(199)

(1,157)

(1,850)

(5,308)

Gross Profit

347

650

2,398

Admin & Sell Exp

1,949

5,180

5,500

Interest Expense

--

79

Net Income (

Loss)

$ (46)

$ (1,681)

$ (

5,090

)

$ (3,852)

Our goal is to strive for profitability in 2007.

Summary

Large and Growing Market

Pricing Advantage

Rapid Growth Characteristics

Marketing Leader

Aggressive Growth Strategy

Commitment to Increasing Shareholder Value

27

Cord Blood America, Inc.